                                                      Registration No. 333-1473

           __________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ________

                                AMENDMENT NO. 3
                                  FORM S-3/A-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                    ________

                               JASON INCORPORATED
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   Wisconsin
                              --------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   39-1756840
                              --------------------
                      (IRS Employer Identification Number)

       411 East Wisconsin Avenue, Suite 2500, Milwaukee, Wisconsin 53202
                                 (414) 277-9300
                              --------------------
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)


                                   Mark Train
                                   President
                               Jason Incorporated
                     411 East Wisconsin Avenue, Suite 2500
                           Milwaukee, Wisconsin 53202
                                 (414) 277-9300
                              --------------------
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
              ____________________________________________________









                                                  This document contains 4 pages

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.  [   ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ x ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective
registration statement for the same offering.  [   ] ______________________.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.  [   ] _________________________________.

     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.  [   ]

     The Registrant hereby files this post-effective amendment to remove from registration all 1,516,174 shares of Common Stock covered by this Registration Statement (the "Shares"). During the two-year period following the effective date of this Registration Statement, none of the Notes were converted and, accordingly, none of the Shares were sold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, State of Wisconsin, on the 22nd day of October 1998.

                                     JASON INCORPORATED

                                     BY        /s/ Mark Train
                                       ________________________________
                                             Mark Train, President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                            Title                 Date


/s/ Vincent Martin              *    Chairman of the       October 22, 1998
--------------------------------     Board, Chief
Vincent L. Martin                    Executive Officer,
                                     Director

/s/ Mark Train                       President,            October 22, 1998
--------------------------------     Secretary and
Mark Train                           Treasurer
                                     (Principal
                                     Financial Officer),
                                     Director

/s/ Howard J. Wolter            *    Controller            October 22, 1998
--------------------------------     (Principal
Howard J. Wolter                     Accounting Officer)

/s/ Wayne C. Oldenburg          *    Director              October 22, 1998
--------------------------------
Wayne C. Oldenburg

/s/ Wayne G. Fethke             *    Director              October 22, 1998
--------------------------------
Wayne G. Fethke

/s/ David J. Drury              *    Director              October 22, 1998
--------------------------------
David J. Drury

/s/ Frank W. Jones              *    Director              October 22, 1998
--------------------------------
Frank W. Jones

*/s/  Mark Train
--------------------------------
Mark Train, Attorney-in-Fact